Regulatory Matters	12 Months Ended
Dec. 31, 2025
Regulated Operations [Abstract]
Regulatory Matters
Note 3: Regulatory Matters
General Rate Cases
The table below summarizes the annualized incremental revenues, assuming a constant sales volume and customer count, resulting from general rate case authorizations that became effective during 2025. The amounts include reductions for the amortization of the excess accumulated deferred income taxes (“EADIT”) that are generally offset in income tax expense.

	Effective Date	Amount
General rate cases by state:
Kentucky	December 16, 2025	$18
Hawaii	August 1, 2025	1
Iowa	August 1, 2025 (a)	13
Missouri	May 28, 2025	63
Indiana, Step Increase	May 14, 2025	17
Virginia	February 24, 2025 (b)	15
Tennessee	January 21, 2025	1
Illinois	January 1, 2025	105
California, Step Increase	January 1, 2025	17

Total general rate case authorizations		$250

(a)	Interim rates of $5 million were effective May 11, 2024. The Iowa Utilities Commission issued its final order on May 21, 2025.

(b)
Interim rates were effective May 1, 2024, and the difference between interim and final approved rates were subject to refund. The Virginia State Corporation Commission issued its final order on February 24, 2025.

The table below summarizes the annualized incremental revenues, assuming a constant sales volume and customer count, resulting from general rate case authorizations that became effective on or after January 1, 2026. The amounts include reductions for the amortization of EADIT that are generally offset in income tax expense.

	Effective Date	Amount
General rate cases by state:
California, Attrition Increase	January 1, 2026	$14

Total general rate case authorizations		$14

On December 16, 2025, the Kentucky Public Service Commission issued a final order approving the adjustment of base rates requested in a general rate case originally filed on May 16, 2025, by the Company’s Kentucky subsidiary. The final order approved an $18 million annualized increase in water system revenues, excluding infrastructure surcharges of $10 million, based on an authorized return on equity of 9.70%, authorized rate base of $667 million and a capital structure with a common equity component of 52.26% and a non-equity
component of 47.74%. The final order also terminated the Kentucky subsidiary’s Qualified Infrastructure Program (“QIP”) rider and included the costs and investments of the QIP in approved base rates. The requested annualized revenue increase was driven primarily by approximately $212 million of capital investments completed and planned by the Kentucky subsidiary from February 2025 through December 2026. The new rates were effective as of December 16, 2025.
On July 24, 2025, the Hawaii Public Utilities Commission issued a final order adopting the settlement agreement filed by the Company’s Hawaii subsidiary on April 25, 2025, with respect to its general rate case filed on August 2, 2024. The final order approves an annualized increase of approximately $1 million in wastewater revenue, which is based on a return on equity of 9.75% and a capital structure with an equity component of 52.11% and a debt component of 47.89%. New rates were effective August 1, 2025.
On May 21, 2025, the Iowa Utilities Commission issued a final order approving the adjustment of base rates requested in a general rate case originally filed on May 1, 2024, by the Company’s Iowa subsidiary. The general rate case order approved a $13 million annualized increase in water and wastewater system revenues, excluding infrastructure surcharges of $1 million, based on an authorized return on equity of 9.60%, authorized rate base of $262 million, and a capital structure with a common equity component of 52.57% and a long-term debt component of 47.43%. The requested annualized revenue increase was driven primarily by over $157 million of capital investments made and expected to be made by the Iowa subsidiary through March 2026. Interim rates of $5 million were effective May 11, 2024, with the remaining increase in annualized water and wastewater system revenues of $8 million effective on August 1, 2025.
On May 14, 2025, the Company’s Indiana subsidiary’s third step increase of $17 million in annualized water and wastewater system revenues became effective. The Indiana subsidiary filed the general rate case on March 31, 2023, and on February 14, 2024, the Indiana Utility Regulatory Commission issued an order that approved a $65 million annualized increase in water and wastewater system revenues, excluding previously recovered infrastructure surcharges. The annualized revenue increase included three step increases, with $25 million of the increase included in rates in February 2024, $23 million in May 2024, and $17 million in May 2025.
On May 7, 2025, the Missouri Public Service Commission (the “MoPSC”) issued an order approving without modification the stipulation and agreement (the “Stipulation”) with respect to a general rate case filed on July 1, 2024, by the Company’s Missouri subsidiary. The Stipulation was entered into on March 17, 2025, with parties including the staff of the MoPSC and the Office of the Public Counsel. The general rate case order approves a $63 million annualized increase in water and wastewater revenues, excluding $63 million in infrastructure surcharges. The requested annualized revenue increase was driven primarily by $1.1 billion of capital investments completed by the Missouri subsidiary from January 2023 through May 2025. For purposes of the general rate case, the Missouri subsidiary’s view of its rate base is $3.2 billion, and its view as to its return on equity and common equity ratio (each of which has been determined based on the order but was not disclosed therein) is 9.75% and 50.00%, respectively. The new rates were effective May 28, 2025.
On February 24, 2025, the Virginia State Corporation Commission (the “SCC”) issued an order approving the September 19, 2024 joint “black box” settlement of the general rate case filed by the Company’s Virginia subsidiary. The general rate case order approves the stipulated $15 million annualized increase in water and wastewater revenues. Interim water and wastewater rates became effective May 1, 2024, with the difference between interim and final approved rates subject to refund. The requested annualized revenue increase was driven primarily by more than $110 million of incremental capital investments made between May 2023 and April 2025. For purposes of the general rate case, the Virginia subsidiary’s view of its rate base is $369 million. The general rate case order also approved, solely for purposes of the Virginia subsidiary’s future filings requiring a stated cost of capital and/or capital structure (including its annual information and water and wastewater infrastructure surcharge filings), a return on equity of 9.70% and a capital structure consisting of an equity component of 45.67% and a debt and other component of 54.33%, which also represents the Virginia subsidiary’s view of its return on equity and capital structure in this general rate case.
On January 21, 2025, the Tennessee Public Utility Commission (the “TPUC”) approved a motion authorizing an adjustment of water base rates requested in a rate case filed on May 1, 2024, by the Company’s Tennessee subsidiary. The TPUC approved an increase of $1 million in annualized revenues, excluding previously recovered infrastructure surcharges of $18 million, based on an authorized return on equity of 9.70%, authorized rate base of approximately $300 million, a common equity ratio of 44.19% and a debt ratio of 55.81%. This adjustment took effect on January 21, 2025, and is driven primarily by approximately $173 million in capital investments completed and planned by the Tennessee subsidiary through December 2025.
On January 14, 2025, the California Public Utilities Commission (the “CPUC”) granted the Company’s California subsidiary’s request for a one-year
extension of its cost of capital filing to May 1, 2026, to set its authorized cost of capital beginning January 1, 2027, and maintain its current authorized cost of capital through 2026. On November 10, 2025, the California subsidiary submitted a request to further delay by one-year
its cost of capital filing and maintain the authorized cost of capital through 2027. On November 18, 2025, the CPUC granted the request for a one-year
extension of the cost of capital filing to May 1, 2027, to set its authorized cost of capital beginning January 1, 2028.
On December 5, 2024, the Illinois Commerce Commission (the “ICC”) issued a final order approving the adjustment of base rates requested in a rate case originally filed on January 25, 2024, by the Company’s Illinois subsidiary. The general rate case order approved an increase of $105 million in annualized water and wastewater system revenues, excluding previously recovered infrastructure surcharges of $5 million, based on an authorized return on equity of 9.84%, authorized rate base of $2.2 billion, and a capital structure with an equity component of 49.00% and a debt component of 51.00%. The increase was effective January 1, 2025, and is driven primarily by approximately $557 million in capital investments completed and planned by the Illinois subsidiary from January 2024 through December 2025.
On December 5, 2024, the CPUC approved a final decision adopting the terms of a partial settlement agreement filed on November 17, 2023, in the Company’s California subsidiary’s general rate case originally filed on July 1, 2022. Incorporating the then currently effective return on equity of 10.20%, the decision provides incremental annualized water and wastewater revenues of $21 million in the 2024 test year, and an estimated $16 million in the 2025 escalation year and $16 million in the 2026 attrition year. The 2024 rates were implemented retroactively to January 1, 2024. In addition, the CPUC denied the California subsidiary’s proposed Water Resources Sustainability Plan decoupling mechanism but approved continuation of its currently effective Annual Consumption Adjustment Mechanism. On December 12, 2024, the California subsidiary filed an application for rehearing of the CPUC’s denial of the proposed Water Resources Sustainability Plan decoupling mechanism, and on May 23, 2025, the CPUC issued its decision denying the application for rehearing. On

September 19, 2025, the California subsidiary filed a petition to modify the CPUC order received on December 5, 2024, for its general rate case originally filed on July 1, 2022. The request seeks clarification from the CPUC on the method used to calculate the Conservation Adjustment for Rate Tier Designs (“CART”), specifically for the California subsidiary’s Monterey service area. The CART is a ratemaking mechanism that allows the Company to recover, in subsequent periods, a portion of the impact on operating revenues as a result of implementing customer rates structured to promote conservation usage. On October 20, 2025, the California Public Advocate submitted a response opposing the California subsidiary’s request and stating the request should instead be addressed in the California subsidiary’s pending base rate case. On October 30, 2025, the California subsidiary filed a reply to the California Public Advocate’s response which underscored the need for clarity on the CART calculation. The California subsidiary expects resolution of the petition to modify later in 2026.
Pending General Rate Case Filings
On January 27, 2026, the Company’s Illinois subsidiary filed a request with the ICC to adjust its water and wastewater rates. The filing seeks a two-step
rate increase in aggregate annualized incremental revenue, based on a proposed return on equity of 10.75%, of (i) approximately $119 million effective January 1, 2027, based on a future test year through December 31, 2027 and a capital structure with an equity component of 52.42% and a debt component of 47.58%, and (ii) approximately $15 million effective January 1, 2028, based on a future test year to include end-of-period
rate base and a capital structure with an equity component of 52.74% and a debt component of 47.26%, in each case, exclusive of infrastructure surcharges. The request is driven primarily by approximately $577 million in capital investments made and to be made by the Illinois subsidiary from January 2026 through December 2027. The request must be approved by the ICC.
On January 16, 2026, the Company’s New Jersey subsidiary filed a request with the New Jersey Board of Public Utilities (the “NJBPU”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $146 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 55.18% and a debt component of 44.82%. The requested annualized incremental revenue is driven primarily by more than $1.4 billion of capital investments completed and planned by the New Jersey subsidiary through December 2026. The filing is subject to the approval of the NJBPU.
On November 14, 2025, the Company’s Pennsylvania subsidiary filed a request with the Pennsylvania Public Utility Commission (the “PaPUC”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenue of approximately $169 million, excluding projected infrastructure surcharges of approximately $19 million. The request is based on a proposed return on equity of 10.95% and a capital structure with an equity component of 55.33%. The requested annualized incremental revenue is driven primarily by an estimated $1.2 billion of capital investments completed or planned to be completed from June 2025 through mid-2027.
The rate request is subject to approval by the PaPUC, and new rates would be expected to take effect in August 2026.
On November 3, 2025, the Company’s Virginia subsidiary filed a request with the SCC to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $22 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 51.79%. The requested annualized incremental revenue is driven primarily by more than $115 million of capital investments completed and planned by the Virginia subsidiary from May 2025 through April 2027. The filing is subject to the approval of the SCC. Interim rates will be effective May 2, 2026, with the difference between interim and final approved rates subject to refund to customers.
On August 1, 2025, the Company’s Maryland subsidiary filed a general rate case requesting approximately $3 million in annualized incremental revenues, which is based on a proposed return on equity of 10.64% and a capital structure with an equity component of 52.32%. The requested annualized incremental revenue is driven primarily by approximately $22 million of capital investments completed by the Maryland subsidiary from

February 2019 through April 2025. The filing must be approved by the Public Service Commission of Maryland, and if approved, it is anticipated that new rates would take effect in March 2026.
On July 1, 2025, the Company’s California subsidiary filed an application with the CPUC to set new water and wastewater rates in each of its service areas for 2027 through 2029. On October 13, 2025, the California subsidiary filed its 100 day update for the same proceeding and updated the request to $62 million compared to authorized 2025 revenue, and a total increase in revenue over the 2027 to 2029 period of $110 million. Subsequent to the filing of the update, the California subsidiary adjusted its authorized rates effective January 1, 2026, which revised its net increase proposed for the test year 2027 to $51 million above 2026 expected revenues. The requested annualized incremental revenue is driven primarily by approximately $750 million of capital investments completed and planned by the California subsidiary through 2025 to 2028. If approved by the CPUC, the new rates would take effect on January 1, 2027. The application also requests approval of a Fixed Cost Recovery Account, which is intended to be a full decoupling mechanism that would allow the California subsidiary to recover authorized fixed costs, regardless of sales volume, while also providing incentives, via progressive conservation-oriented rate design, for customers to use water more efficiently.
On May 5, 2025, the Company’s West Virginia subsidiary filed a general rate case requesting approximately $48 million in aggregate annualized incremental revenues, excluding infrastructure surcharges of $13 million, which would include two step increases, with $33 million to be included in rates in March 2026, and $15 million to be included in rates in March 2027. The request is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 50.80% and 50.97%, respectively, for each of the two steps. The requested annualized incremental revenue is driven primarily by more than $300 million of capital investments completed and planned by the West Virginia subsidiary from March 2024 through February 2027. The request is subject to approval by the Public Service Commission of West Virginia, and the general rate case is expected to be completed by the end of February 2026.
Infrastructure Surcharges
A number of states have authorized the use of regulatory mechanisms that permit rates to be adjusted outside of a general rate case for certain costs and investments, such as infrastructure surcharge mechanisms that permit recovery of capital investments to replace aging infrastructure. Presented in the table below are annualized incremental revenues, assuming a constant sales volume and customer count, resulting from infrastructure surcharge authorizations that became effective during 2025:

	Effective Date	Amount
Infrastructure surcharges by state:
New Jersey	November 29, 2025	$26
Pennsylvania	October 1, 2025	5
New Jersey	May 30, 2025	15
Missouri	February 7, 2025	17
Kentucky	January 1, 2025	2
West Virginia	January 1, 2025	4

Total infrastructure surcharge authorizations		$69

Presented in the table below are annualized incremental revenues, assuming a constant sales volume and customer count, resulting from infrastructure surcharge authorizations that became effective on or after January 1, 2026:

	Effective Date	Amount
Infrastructure surcharge filings by state:
Pennsylvania	January 1, 2026	$11
Illinois	January 1, 2026	5

Total infrastructure surcharge filings		$16

Pending Infrastructure Surcharge Filings
On January 20, 2026, the Company’s Indiana subsidiary filed an infrastructure surcharge proceeding requesting $15 million in additional annualized revenues.
On September 3, 2025, the Company’s Missouri subsidiary filed an infrastructure surcharge proceeding requesting $13 million in additional annualized revenues.
On June 30, 2025, the Company’s West Virginia subsidiary filed an infrastructure surcharge proceeding requesting $3 million in additional annualized revenues.
Other Regulatory Matters
The PaPUC, as part of its July 22, 2024 approval of the general rate case filed by the Company’s Pennsylvania subsidiary on November 8, 2023, initiated an investigation into certain reported water service and water quality issues in the Pennsylvania subsidiary’s Northeastern service territory, which reports had been provided during public input hearings convened in the general rate case. The PaPUC concluded the investigation and issued a Root Cause Analysis Report on August 5, 2025, which found no systemic issues affecting the Pennsylvania subsidiary’s water service in the Northeastern service territory and expressed satisfaction with the Pennsylvania subsidiary’s efforts to manage water service matters. The PaPUC committed to continued monitoring of the Pennsylvania subsidiary’s service over the next three years.
Regulatory Assets
Regulatory assets represent costs that are probable of recovery from customers in future rates. Approximately 50% of the Company’s total regulatory asset balance at December 31, 2025, earns a return. Presented in the table below is the composition of regulatory assets as of December 31:

	2025	2024
Removal costs recoverable through rates	$323	$356
Deferred pension expense	276	318
Customer lead line replacements	80	86
Unamortized debt expense	84	84
Regulatory balancing accounts	65	71
Programmed maintenance expense	60	57
Purchase premium recoverable through rates	49	50
Other	195	128

Total (non-current) regulatory assets	1,132	1,150

Current regulatory assets (a)	22	19

Total regulatory assets	$1,154	$1,169

(a)	Current regulatory assets are included in other current assets on the Consolidated Balance Sheets.
Removal costs recoverable through rates represent costs incurred for removal of property, plant and equipment or other retirement costs.
The Company’s deferred pension expense includes a portion of the underfunded status that is probable of recovery through rates in future periods of $261 million and $304 million as of December 31, 2025 and 2024, respectively. The remaining portion is the pension expense in excess of authorized amounts which is deferred by certain subsidiaries and probable of recovery in future service rates.

Customer lead line replacements are the costs incurred to replace customer owned lead service lines. Costs are recovered through a customer’s surcharge or through base rates, depending on the jurisdiction.
Unamortized debt expense is amortized over the lives of the respective issues. Call premiums on the redemption of long-term debt, as well as unamortized debt issuance costs, are deferred and amortized to the extent they will be recovered through future service rates.
Regulatory balancing accounts accumulate differences between revenues recognized and authorized revenue requirements until they are collected from customers or are refunded. Regulatory balancing accounts include low income programs, purchased power and water accounts, dam removal costs and other cost balancing mechanisms.
Programmed maintenance expense are costs incurred to inspect or paint water tanks and are amortized on a straight line basis over a period determined by each state regulator.
Purchase premiums recoverable through rates are being recovered over periods up to 40 years.
Other regulatory assets include depreciation related costs, property tax stabilization, employee-related costs, business services project expenses, coastal water project costs, service enhancement costs, rate case expenditures and environmental remediation costs among others. These costs are deferred because the amounts are being recovered in rates or are probable of recovery through rates in future periods.
Regulatory Liabilities
Regulatory liabilities generally represent amounts that are probable of being credited or refunded to customers through the rate making process. Also, if costs expected to be incurred in the future are currently being recovered through rates, the Company records those expected future costs as regulatory liabilities. Presented in the table below is the composition of regulatory liabilities as of December 31:

	2025	2024
Income taxes recovered through rates	$959	$1,016
Removal costs recovered through rates	248	245
PFAS Multi-district litigation settlements	91	—
Postretirement benefit liability	43	71
Other	75	84

Total (non-current) regulatory liabilities	1,416	1,416

Current regulatory liabilities (a)	24	—

Total regulatory liabilities	$1,440	$1,416

(a)
Current regulatory liabilities, which as of December 31, 2025, primarily consisted of PFAS Multi-district litigation settlements, are included in other current liabilities on the Consolidated Balance Sheets.

Income taxes recovered through rates relate to deferred taxes that will be refunded to the Company’s customers. The enactment of the Tax Cuts and Jobs Act of 2017 required a re-measurement
of the Company’s deferred income taxes. The portion of this
re-measurement
related to the Regulated Businesses was substantially offset by a regulatory liability as EADIT which will be used to benefit its regulated customers in future rates. All of the Company’s regulated subsidiaries are amortizing EADIT and crediting customers.
Removal costs recovered through rates are estimated costs to retire assets at the end of their expected useful lives that are recovered through customer rates over the lives of the associated assets.

PFAS Multi-district litigation settlements represent payments from litigation related to certain per-
and polyfluoroalkyl substances (collectively, “PFAS”) the Company has received that the Company intends to pass back to customers, subject to regulatory approval from the PUCs. See Note 16—Commitments and Contingencies for additional information.
Postretirement benefit liability includes a portion of the over-funded status that is probable of refund through rates in future periods. The remaining portion represents prior service credits resulting from announced plan amendments which changed benefits for certain union and non-union
plan participants.
Other regulatory liabilities include the pension and other postretirement benefit balancing accounts, legal settlement proceeds, deferred gains, refunds to customers related to tax overpayments, and various regulatory balancing accounts.